Exhibit 99.1

Novel Bioresorbable Polymer Based Drug Eluting Scaffolds J. Zeltinger
Purpose of Metal DES Provide Strength Enlarge lumen acutely Maintain support throughout healing process Assist Healing Manage post-treatment stenosis by elution of an effective anti-proliferative
Risks of Metal DES Overstays it's welcome Long-term thrombosis Rigid device, alters vascular mechanics and flow Theoretically, may induce subsequent downstream disease
Benefits of Bioresorbable Scaffolds Provides the benefits of metal DES stents without their permanency Resorption Dissolves and leaves patient free of a permanent implant Allows favorable geometric remodeling Return of arterial compliance Return of vasomotor function Less risk for long-term thrombosis Enhances retreatment options
REVA's Bioresorbable Scaffold Drug-Eluting (Sirolimus) Strong and Resilient Polymer Slide-&-Lock Design ReZolve(tm) Sirolimus-Eluting Bioresorbable Scaffold
ReZolve Components 3 Continuous Sinusoidal Backbones
ReZolve Components 12 U's 24 Locking Rails
ReZolve Slide & Lock Deployment
ReZolve Elutes Sirolimus 80µg dose Sirolimus with abluminal delivery 5µm drug layer embedded on scaffold surface Delivery kinetics match commercial -limus eluting stents Coated Bare
Release Kinetics of Sirolimus ReZolve Elution Comparable to Metal DES
1 Month SEM Endothelialization DES Metal (15X, 50X, 250X) A B C ReZolve (15X, 50X, 250X) D E F * - ReZolve Comparable to Metal DES -
3 Month SEM Endothelialization DES Metal (15X, 50X, 250X) A B C ReZolve (15X, 50X , 250X) D E F ReZolve Endothelium Matures More Rapidly than Metal DES
ReZolve Deployment - In Vivo
ReZolve Visible & Well Apposed at Implant IVUS OCT
ReZolve Angiography Time Sequence Maintains Vessel Opening 3 Months 6 Months 12 Months Diminishing Radiopacity as Scaffold Degrades
3 Months ReZolve IVUS & OCT Time Sequence Maintains Vessel Patency 6 Months 12 Months
ReZolve 3-Month Integrity Gross and Micro-X-ray Views of a Scaffold within Tissue
ReZolve at 3-Months: Maintains Mechanical Integrity Micro-CT View of Scaffold in Tissue
(CHART) Vascular Stenosis Sample Sizes Sample Sizes Sample Sizes Mos Metal DES ReZolve 1 22 31 3 13 22 6 4 12 12 4 12 * = 1 Mo statistically significant (CI 95%, p<0.05); Two-tailed unpaired Student's t-tests S = Statistically significant decrease PAS vs time ((CI 95%, p<0.05); Linear Mixed Effects Models R 2.12.1v ? ? NS ReZolve Statistically Significant Decrease in Stenosis With Time ? 3+ Mos Comparable to Metal DES ?
1 Mo Healing 1.25x 10x 20x 40x Metal DES ReZolve Carrier Coated PAM Drug Effect MNGCs
3 Mo Healing MNGCs 1.25x 10x 20x 40x Metal DES ReZolve Bare
(CHART) ReZolve Shows No Adverse Tissue Response Sample Sizes Sample Sizes Sample Sizes Mos Metal ReZolve 1 6 6 3 6 6 12 1 2 Severe Moderate Mild Minimal Bar = Avg Score for Metal
Degradation and Resorption Are We There Yet?
RESORB FIM Scaffold AND ReZolve
Scaffold Resorption Shown by Micro-CT Non-Degraded 80-90% Resorbed Highly Degraded & Resorbing T=0 4.5 Yr 4 Yr
Micro-CT of Resorbing Scaffold
SEM Time Lapse - In Vivo Structural Degradation Solid Surface Deep Microcracks Microcracks 150X 4KX 8KX Bulk Erosion Microporous
SEM Time Lapse - Degrading & Resorbing Struts Non-Degraded 80-90% Resorbed RESORB Scaffolds Highly Degraded & Resorbing
Artery Tissue Integration Shown by Histology and TEM Integration of Artery Tissue into Degrading Polymer Scaffold Space
Artery Tissue Integration & Polymer Resorption Shown by Histology & TEM Struts Become Smaller with Time MNGCs Play a Role in Tyrosine-Based Polymer Resorption
Molecular Weight Loss Molecular Weight Loss ReZolve In Vivo ReZolve In Vitro RESORB In Vivo Tyrosine Based Polymers Gradually Degrade ? Majority of Mw Lost by 1 Year ?

Predictable & Safe Breakdown Products

- 1H-NMR — by 3 Months+
  - Confirmed hydrolytic breakdown
  - Cleavage of the ethyl ester bond initiated
- HPLC — 6 Months+
  - Detected free monomers (I2DTE, I2DT and I2DAT)
- Mass Spectroscopy — 12 Months+
  - Confirmed significant molecular weight loss by detection of short chain oligomers (<10,000 Da)
  - I2DTE, I2DT, I2DAT, I2, DT

32
2012 REVA Medical, Inc.

Polymer Molecularly Degrades To Known Entities
ADME Outcomes Administered Dose (AD): Min. and Max Values After 11 days HPLC metabolite profiling shows monomers are excreted No notable accumulation in organs (0.3% ug-equiv/g) Blood samples clear in 48 hrs (0.1% ug/mL) I2DAT I2DT I2DTE Total Excreta (%) 73-93 82-88 90-95 Organs (%) ?1.29 ?0.35 ?0.75 Material Balance (%AD) Avg 85% Avg 91% Avg 94% ReZolve Breakdown Products Benignly Clear From Body
ReZolve Summary Feature Outcome Material Biocompatibility Safety demonstrated Sirolimus Elution Comparable to Metal DES Vascular Healing Biocompatible and no adverse response Degradation & Resorption Safe and predictable Strength Resilient design and polymer Clinical Performance Expansion range to accommodate clinical need Visibility during and after deployment Compatible with clinical imaging techniques
RESTORE Clinical Trial ReZolve Sirolimus-Eluting Bioresorbable Coronary Scaffold Pilot Safety Study 50 Patient enrollment Sites in Brazil & Europe Patient Enrollment Initiated 12/21/11 Principal Investigator: Dr. Alexandre Abizaid Primary Endpoints Freedom from ischemic-driven target lesion revascularization at 6 months Quantitative measurements at 12 months (QCA/IVUS)
Thank You to the Audience and REVA's Many Colleagues! Pathology Dr. Fred J. Clubb, TAMU Dr. Marian Rippy, Rippy Pathology Solutions, Inc. Pamela Potts & Team at Texas Heart Institute (THI) IVUS and OCT Analysis Drs. Greg Kaluza and Yanping Cheng, Skirball - CRF And everyone at "TEAM REVA" San Diego, CA